                                                                    EXHIBIT 99




      VALUE CITY DEPARTMENT STORES REPORTS FIRST QUARTER OPERATING RESULTS

Columbus, Ohio, June 9, 2003 /PRNewswire/ -- Value City Department Stores, Inc. (NYSE: VCD) today announced its consolidated financial results for the first quarter ended May 3, 2003.

o Net sales for the first quarter ended May 3, 2003 increased 0.4% to $588.5 million from $585.9 million for the quarter ended May 4, 2002.

o Comparable store sales for the quarter decreased 4.4% when compared to the same period last year.

o The net loss for the quarter was $13.2 million, or $0.39 per share on a diluted basis, compared to a net loss of $4.8 million, or $0.14 per share on a diluted basis last year. The prior year loss includes a $2.1 million charge for the cumulative effect of accounting change, net of taxes, for goodwill impairment.

At 8:00 a.m. EDT, on June 10, 2003, the Company's management team will host a conference call to review the financial results. The conference call will be simultaneously broadcast over the Internet at www.valuecity.com. A replay will be available from 6:00 p.m. EDT June 10, 2003 through July 10, 2003. To listen to the replay, dial 1-800-839-0860 and reference confirmation code number 1427.

Value City Department Stores, Inc. is a leading off-price retailer operating 116 full-line department stores in the Midwest, mid-Atlantic and southeastern U.S., 130 better-branded DSW Shoe Warehouse Stores in major metropolitan areas throughout the country and 21 Filene's Basement Stores.

SOURCE: Value City Department Stores, Inc.

Contact: Jim McGrady, Chief Financial Officer - (614) 478-2208

                       VALUE CITY DEPARTMENT STORES, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                             (DOLLARS IN THOUSANDS)

                                                        May 3,         February 1,       May 4,
                                                         2003             2003            2002
                                                         ----             ----            ----
                                                      (Unaudited)                     (Unaudited)
ASSETS
Cash and equivalents                                    $ 28,824        $ 11,059        $ 22,838
Accounts receivable, net                                  22,726          10,666          13,095
Receivables from affiliates                                2,677             933           1,476
Inventories                                              452,892         389,825         417,392
Prepaid expenses and other assets                         19,342          19,354          15,037
Deferred income taxes                                     39,761          51,317          60,918
------------------------------------------------------------------------------------------------
Total current assets                                     566,222         483,154         530,756
------------------------------------------------------------------------------------------------

Property and equipment, net                              232,497         233,452         238,942

Goodwill                                                  37,619          37,619          37,619
Tradenames and other intangibles, net                     46,592          47,583          50,620
Other assets                                              26,985          29,991          25,068
------------------------------------------------------------------------------------------------
Total Assets                                            $909,915        $831,799        $883,005
------------------------------------------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
Accounts payable                                        $209,205        $160,809        $180,103
Accounts payable to affiliates                             4,053           4,228           5,414
Accrued expenses                                         109,626         135,918         130,770
Current maturities of long-term obligations                  799             809             709
------------------------------------------------------------------------------------------------
Total current liabilities                                323,683         301,764         316,996
------------------------------------------------------------------------------------------------

Long-term obligations, net of current maturities         329,970         264,664         316,023
Other noncurrent liabilities                              47,555          44,207          33,863

Shareholders' equity                                     208,707         221,164         216,123
------------------------------------------------------------------------------------------------
Total Liabilities and Shareholders' Equity              $909,915        $831,799        $883,005
------------------------------------------------------------------------------------------------

                       VALUE CITY DEPARTMENT STORES, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (Unaudited)

                                                       Thirteen Weeks Ended
                                                   ----------------------------
                                                     May 3,             May 4,
                                                      2003               2002
                                                   ---------          ---------
Net sales, excluding sales
    of licensed departments                        $ 588,532          $ 585,912
Cost of sales                                        371,812            362,725
-------------------------------------------------------------------------------
Gross profit                                         216,720            223,187
Selling, general and administrative expenses         231,041            223,270
License fees and other operating income                1,501              2,162
-------------------------------------------------------------------------------
Operating (loss) profit                              (12,820)             2,079
Interest expense, net                                  9,583              6,338
-------------------------------------------------------------------------------
Loss before benefit for income taxes
    and cumulative effect of accounting change       (22,403)            (4,259)
Benefit for income taxes                               9,230              1,564
-------------------------------------------------------------------------------
Loss before cumulative effect of
    accounting change                                (13,173)            (2,695)
Cumulative effect of accounting change,
    net of income taxes                                   --             (2,080)
-------------------------------------------------------------------------------
Net loss                                           $ (13,173)         $  (4,775)
-------------------------------------------------------------------------------

Basic and diluted weighted average
    shares outstanding                                33,712             33,627

Basic and diluted earnings (loss) per share:
Loss before cumulative effect of accounting
    change                                         $   (0.39)         $   (0.08)
Cumulative effect of accounting change, net
    of income taxes                                       --              (0.06)
-------------------------------------------------------------------------------
Net loss                                           $   (0.39)         $   (0.14)
-------------------------------------------------------------------------------

Same store sales:
    Value City Department Stores                        (4.0)%             (1.3)%
    DSW Shoe Warehouse                                  (3.6)               1.4
    Filene's Basement                                   (8.1)               4.9
-------------------------------------------------------------------------------
Total                                                   (4.4)%             (0.0)%
-------------------------------------------------------------------------------

Store count at end of period:
    Value City Department Stores                         116                117
    DSW Shoe Warehouse                                   129                110
    Filene's Basement                                     20                 21
-------------------------------------------------------------------------------
Total                                                    265                248
-------------------------------------------------------------------------------

SOURCE: Value City Department Stores, Inc.